                           AMENDMENT TO LOAN AGREEMENT
                           ---------------------------


THIS  AGREEMENT  dated  as  of  the  15th  day  of  October,  2001


BETWEEN:
               COYOTE  VENTURES  CORP., a company incorporated under the laws of
               -----------------------
               the  State  of  Nevada

             (hereinafter  called  the  "Borrower")

                                                           OF  THE  FIRST  PART

AND:
               KORINA  HOUGHTON,  of  1238  Melville  Street,  Suite  1205
               ----------------
               Vancouver,  BC,  Canada  V6E  4N2

               (hereinafter  called  the  "Lender")

                                                          OF  THE  SECOND  PART


WHEREAS:

A. The parties entered into a loan agreement dated August 14, 2001 (the "Loan Agreement");

B. The parties have agreed to amend the Loan Agreement to increase the amount of the Loan.


NOW THEREFORE THIS AGREEMENT WITNESSES THAT in consideration of the sum of $1.00 paid by each party to the other (the receipt of which is hereby acknowledged) the parties hereto mutually covenant and agree as follows:

1. The Loan Agreement is hereby amended by increasing the amount of the Loan from $20,000 to $30,000. All other terms and conditions of the Loan Agreement will remain in full force and effect without amendment.

2. To evidence the increase in the amount of the Loan, the Borrower agrees to enter into a promissory note in the form attached hereto as Schedule "A".

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                                       2

3. The Loan Agreement is deemed to have been amended as of the day and year first above written and, in all other respects, save and except as herein provided, the Loan Agreement is hereby confirmed.

4. This agreement may be executed in one or more counterparts, each of which so executed shall constitute an original and all of which together shall constitute one and the same agreement.

IN WITNESS WHEREOF the parties hereto have caused this Agreement to be duly executed and delivered as of the day and year first written above.


THE  BORROWER:

COYOTE  VENTURES  CORP.
by  its  authorized  signatory:

/s/ Scott  C.  Houghton
________________________________
Scott  C.  Houghton



THE  LENDER:

/s/ KORINA  HOUGHTON
_______________________________
KORINA  HOUGHTON



F:\Client  Files\3600-3699\3698\10-LoanAgt  w_K.Houghton\Loan  Agmt.Amended.doc

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                       Schedule "A"

                     PROMISSORY  NOTE
                     ----------------

EXECUTED  BY:          COYOTE  VENTURES  CORP.
                       (the  "Borrower")

IN  FAVOUR  OF:        KORINA  HOUGHTON
                       (the  "Lender")

PRINCIPAL  AMOUNT:     $10,000  (U.S.)

DATE  OF  EXECUTION:   OCTOBER  15,  2001

PLACE  OF  EXECUTION:  VANCOUVER,  BC,  CANADA


FOR VALUE RECEIVED the Borrower hereby promises to pay to or to the order of the Lender on December 31, 2002, the principal sum of $10,000 (U.S.), together with interest thereon from the date of advancement of the funds, at the rate of 5% per annum, calculated and compounded annually, both before and after maturity from the date hereof.

The Borrower waives presentment, demand, notice, protest and notice of dishonour and all other demands and notices in connection with the delivery, acceptance, performance, default or enforcement of this Promissory Note.

The Borrower agrees this Promissory Note may be negotiated, assigned, discounted, or pledged by the Lender and in every case payment will be made to the holder of this Promissory Note instead of the Lender upon notice being given by the holder to the undersigned, and no holder of this Promissory Note will be affected by the state of accounts between the undersigned and the Lender or by any equities existing between the undersigned and the Lender and will be deemed to be a holder in due course and for the value of the Promissory Note held by him.

DATED  at  Vancouver,  BC,  this  15th  day  of  October,  2001.

COYOTE  VENTURES  CORP.
by  its  authorized  signatory


/s/ SCOTT HOUGHTON
-------------------------------------
Signature  of  Authorized  Signatory

SCOTT HOUGHTON
-------------------------------------
Name  of  Authorized  Signatory